UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 1, 2014
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Addison, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 1, 2014, Fiesta Restaurant Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).
At the Meeting, stockholders voted to re-elect Barry J. Alperin, Stephen P. Elker and Brian P. Friedman to the Company’s Board of Directors. Mr. Alperin, Mr. Elker and Mr. Friedman will serve as Class II Directors for a three year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2017 or until their respective successors shall have been elected and shall qualify. Stockholders also voted to adopt, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation” and selected, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company’s Named Executive Officers to be every year. Stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year. The results of voting on the matters submitted to the stockholders are as follows:
Proposal 1. Election of Class II Directors, Barry J. Alperin, Stephen P. Elker and Brian P. Friedman:

Name	For	Withheld	Broker Non-Vote
Barry J. Alperin	22,331,079	283,629	2,559,048
Stephen P. Elker	22,551,368	63,340	2,559,048
Brian P. Friedman	14,225,367	8,389,341	2,559,048
Proposal 2. Adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under “Executive Compensation”:

For	Against	Abstain	Broker Non-Vote
22,177,131	197,275	240,302	2,559,048
Proposal 3. Selection, on an advisory basis, of the frequency of the advisory stockholder vote on compensation of the Company’s Named Executive Officers:

1 Year	2 Years	3 Years	Abstain
21,368,891	67,474	1,173,025	5,318
Based on the results of the stockholder advisory vote, the Company has determined, consistent with the recommendation of the Company’s Board of Directors stated in the Company’s Proxy Statement for the Meeting, that it will hold a stockholder advisory vote on the compensation of the Company’s Named Executive Officers every year.
Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

For	Against	Abstain
25,147,668	20,342	5,746

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 6, 2014

By: /s/ Joseph A. Zirkman
Name: Joseph A. Zirkman
Title: Vice President, General Counsel and Secretary